UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2023

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Omega Therapeutics, Inc.

(Exact Name of Registrant as specified in its charter)

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Delaware	001-40657	81-3247585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 First Street, Suite 501

Cambridge, Massachusetts 02141

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 949-4360

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OMGA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2023, Omega Therapeutics, Inc. (the “Company”) and Pacific Western Bank (the “Bank”) entered into the Fifth Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of March 9, 2018, and as amended on September 30, 2019, January 22, 2020, December 30, 2020 and December 20, 2021 (as amended by the Amendment, the “Loan Agreement”). The Amendment, among other things, extends the maturity date of the Loan Agreement from September 30, 2025 until September 30, 2027, subject to further extension to September 30, 2028 upon receipt by the Company on or before December 31, 2024 of at least $50.0 million of cash proceeds from the sale of its equity securities and/or non-refundable upfront strategic partnership proceeds. The Company further agreed to pay to Bank a fee of $100,000 upon receipt of at least $50.0 million in aggregate gross proceeds from the sale of equity securities and/or BD upfront payments, above and beyond the achievement of milestones associated with the success fee under the Fourth Amendment to the Loan Agreement. Pursuant to the Amendment, the Company will at all times maintain with Bank a balance of at least $5.0 million of unrestricted cash, subject to termination upon the Company’s prepayment of outstanding loans in an aggregate amount of at least $5.0 million or if the principal balance of the loans is less than $10.0 million. The Amendment is subject to customary representations, warranties and conditions.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 and which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Fifth Amendment to Loan and Security Agreement, dated September 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2023	Omega Therapeutics, Inc.

	By:	/s/ Mahesh Karande
Mahesh Karande
President and Chief Executive Officer